SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): March 15, 2005
                                                          --------------

                                   CHARTERMAC
                                   ----------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                                    --------
                 (State or other Jurisdiction of Incorporation)


           1-13237                                     13-3949418
           -------                                     ----------
  (Commission File Number)                (IRS Employer Identification Number)

                     625 Madison Avenue, New York, NY 10022
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                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 317-5700
                                                           --------------

                                 Not Applicable
       ------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 4.02(a).   Non-Reliance on Previously Issued Financial Statements or a
                Related Audit Report or Completed Interim Review.

On March 15, 2005, the Audit Committee and management of CharterMac (the "Company") concluded that the financial statements filed in the Company's 2004 interim reports on Form 10-Q should not be relied upon as filed. As disclosed in the press release issued by the Company on March 15, 2005, a copy of which is attached hereto as Exhibit 99.1, the Company will revise its previously reported earnings results for 2004 due to accounting errors, principally in the Company's reported deferred tax benefit. While the Company has not finalized its assessment of the impact on its financial statements, the revision is expected to positively affect net income and earnings per share for the year, with no effect on the Company's previously reported Cash Available for Distribution ("CAD"). The Audit Committee and management discussed the matters disclosed in this Item 4.02(a) with Deloitte & Touche, the Company's independent registered public accounting firm.

The revisions are confined to accounting misstatements, most of which stemmed from complexity arising upon the acquisition of Related Capital Company ("RCC"). Because they are confined to the timing of established revenues and tax deductions, they do not affect CharterMac's 2004 cash flows or CAD, nor do they affect the Company's compliance with debt covenants, financial strength, business prospects, or our earnings outlook for 2005 and beyond.

As a result of the miscalculation of deferred taxes, identified after the Company released its 2004 earnings results, and other errors relating to the timing of revenues, corrections of which were reflected in the previously reported full-year earnings results, the Company will be restating quarterly results for its first fiscal quarter ended March 31, 2004, its second fiscal quarter ended June 30, 2004 and its third fiscal quarter ended September 30 2004 in the Form 10-Qs filed for those quarters in amended Form 10-Q filings with the Securities and Exchange Commission ("SEC"). The impact of the revisions is expected to reduce the Company's net income and earnings per share for the three months ended March 31, 2004, and increase net income and earnings per share for the three months ended September 30, 2004, and the three months ended December 31, 2004. The impact on the three months ended June 30, 2004, is expected to be immaterial. The Company emphasized that the revisions will have no effect on the Company's operations, cash flows, or previously reported CAD for the aforementioned periods.

The tax changes pertain to the calculations attendant to the complex accounting rules governing deferred taxes, particularly as they apply to the treatment of certain transactions related to the RCC acquisition in November 2003. Specifically, the Company will correct the calculation of deferred taxes related to the conversion of the equity units of one of its subsidiaries into common shares and the vesting of share-based compensation granted in connection with the RCC acquisition.

Revenues for each quarter will be restated to reflect different recognition periods for two revenue streams in the Company's Fund Management segment. While the accounting followed was correct on an RCC stand-alone basis (as reported for purposes of debt covenant compliance), these revenue streams change in character when RCC is consolidated with other portions of CharterMac's business in accordance with generally accepted accounting principles. This change in characterization of these revenue streams arose upon the acquisition of RCC in November 2003, but the change was not identified until the Company was consolidating its financial results for the 2004 year-end. As noted above, this correction was included in the previously reported financial results for the year ended December 31, 2004. The impact of the recharacterization on reported revenues for the three months and year ended December 31, 2003, was immaterial.


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The aforementioned revisions were identified during finalization of CharterMac's financial statement audit. As a result of the accounting misstatements, each of which had a dollar impact exceeding a predetermined threshold for materiality, the Company has determined that it has internal control deficiencies that constitute "material weaknesses," as defined by the Public Company Accounting Oversight Board's Auditing Standard No. 2. Consequently, management will be unable to conclude that the Company's internal controls over financial reporting were effective as of December 31, 2004. Therefore, the Company's independent auditors, Deloitte & Touche, will issue an adverse opinion with respect to the Company's internal controls over financial reporting. An assessment of the Company's internal controls will be included in its Annual Report on Form 10-K, which will be filed by the end of March.

The Company will not file its Form 10-K before it completes the restatement of its quarterly results for 2004 and files the amended Form 10-Qs containing those restatements. Those restatements will not be completed before the March 16, 2005 deadline for filing the Company's Form 10-K. Accordingly, the Company has filed a Form 12b-25 with the SEC, thereby extending until March 31, 2005, the deadline to file its Annual Report on Form 10-K and audited financial statements for the year ended December 31, 2004.


Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits

(a).    Financial Statements

        Not Applicable

(b).    Pro Forma Financial Information

        Not Applicable

(c).    Exhibits

        99.1 Press Release dated March 15, 2005, "CharterMac Announces Revisions to 2004 Financial Statements".











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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            CharterMac
                                            (Registrant)



                                            BY:    /s/ Stuart J. Boesky
                                                   --------------------
                                                   Stuart J. Boesky
                                                   Chief Executive Officer
        March 15, 2005